EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

            SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Discovery Laboratories, Inc., a Delaware corporation (the "Company") and the undersigned (the "Subscriber").

                                   WITNESSETH:

WHEREAS, the Company is offering in a private placement to accredited investors (the "Offering") a minimum of four (4) Units (the "Minimum Offering") and a maximum of twelve (12) Units (the "Maximum Offering") with an option in favor of the Placement Agent to offer up to an additional six (6) Units to cover overallotments (the "Overallotment") at a purchase price of five hundred thousand dollars ($500,000) per Unit, with each Unit consisting of (a) a number of shares of Common Stock of the Company, par value $.001 per share, determined by dividing five hundred thousand dollars ($500,000) by the average closing bid price of the Common Stock on the Nasdaq SmallCap Market for the five (5) consecutive trading days immediately preceding the Closing Date (as defined in section 3.2 below) of this Offering (the "Offering Price") and (b) warrants ("Warrants"), exercisable at any time following the Closing Date for a period of five (5) years, to purchase a number of shares of Common Stock equal to one-half of the number of shares of Common Stock included in the Unit at an exercise price equal to 125% of the Offering Price. For purposes hereof, "closing bid price" shall mean, for each trading day, the closing bid price for the Common Stock on the Nasdaq SmallCap Market on such trading day. "Trading day" shall mean a day on which the relevant Nasdaq SmallCap Market is open for the transaction of business. The shares of Common Stock and Warrants included in the Units, as well as the shares of Common Stock issuable upon exercise of the Warrants are sometimes collectively referred to as the "Securities.";

            WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

            WHEREAS, the Company has engaged Paramount Capital, Inc. (the "Placement Agent") as Placement Agent for the Offering on a "best-efforts" basis.

            NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

            1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units or fractions thereof as is set forth upon the signature page hereof at a price equal to $500,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price. The


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

purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "State Street Bank and Trust Co., N.A., Escrow Agent, F/B/O Discovery Laboratories, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber.

            All wires should be sent to:

      State Street Bank & Trust Co.
      Corporate Trust N.Y.
      61 Broadway, 15th floor
      New York, New York 10006
      Account Number: 9903-8713
      Reference Number: 122391-010
      ABA Routing Number: 011000028
      For the account of: Discovery Laboratories, Inc.
            By order of: [insert investor name]

            Certificates for the Securities compising the Units will be delivered by the Company to the Subscriber within 10 days of the Closing of the Offering applicable to the Subscriber as set forth in Article III hereof.

            1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company remains a development stage business with a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate its investment; (iv) transferability of the Units is extremely limited; and (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment. Such risks, as well as other relevant risks, are more fully set forth in the Memorandum (as defined below) furnished by the Company to the Subscriber.

            1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by the responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

            1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of an investment in the Units; and (iii) the Subscriber


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

is able to bear the economic risk which the Subscriber assumes by investing in the Units.

            1.5 The Subscriber hereby acknowledges receipt and careful review of the Confidential Private Placement Memorandum dated June 1, 1999, as supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof (collectively, the "Memorandum") and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional information which the Subscriber has requested.

            1.6 (a) In making the decision to invest in the Units, the Subscriber has relied solely upon the information provided by the Company in the Memorandum. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that the Placement Agent has not supplied any information for inclusion in the Memorandum other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in the Memorandum relating to the Placement Agent, that the Placement Agent has no responsibility for the accuracy or completeness of the Memorandum and that the Subscriber has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agent.

                  (b) The Subscriber covenants that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent, (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

            1.7 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 4(2) and 3(b) of the Act. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Units or the Securities unless they are registered under the Act or unless an exemption from such registration is available.

            1.8 The Subscriber understands that none of the Securities have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the


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

Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Units. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

            1.9 The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or "blue sky" laws other than as set forth in Article V. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities under or issuable upon exercise thereof out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company and the Placement Agent and their respective directors, officers, agents and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any sale or distribution by the Subscriber in violation of the Securities Laws.

            1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

            1.11 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

            1.12 The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

            1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if


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

Subscriber is an individual or its principal business address if it is a corporation or other entity.

            1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

            1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, then (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

            1.16 The Subscriber acknowledges that if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

            1.17 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

            1.18 The Subscriber acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent's expenses in accordance with the Placement Agency Agreement (as defined in section 5.1(c) below), and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (c) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who participate in the Offering and sale of the securities sold in the Offering) will be paid a portion of the commissions paid to the Placement Agent including a portion of the Placement Options (as defined in Section 5.1(c) below).

            1.19 The Subscriber, whose name appears on the signature line below, shall be the beneficial owner of the Units for which such Subscriber subscribes.


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

II. REPRESENTATIONS BY THE COMPANY

      The Company hereby represents and warrants to the Subscriber that:

            2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to conduct its business as described in the Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in the States of New York and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Memorandum, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects and financial condition of the Company other than Pennsylvania, where the Company will be so qualified prior to the Closing.

            2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum; all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. The Common Stock included in the Units has been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be free and clear of liens, validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Memorandum, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), By-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

            2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Common Stock, as contemplated by this Agreement, such securities will be duly and validly authorized and issued, fully paid and nonassessable. The Warrants, when issued, represent legally valid and binding obligations of the Company, enforceable in accordance with the terms thereof. The Common Stock underlying the Warrants will, when issued in accordance with the terms of


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

the Warrants, be validly issued, fully paid and nonassessable. The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

            2.4 No Conflict; Governmental Consents.

            (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

            (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made, and which shall have been made at or prior to the required time, with the SEC, the NASD and the National Association of Securities Dealers Automated Quotation System ("Nasdaq") and with any state or foreign blue sky or securities regulatory authority.

            2.5 Licenses. Except as set forth in the Memorandum, the Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

            2.6 Litigation. Except as set forth in the Memorandum, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition, operations or prospects of the Company.

            2.7 Accuracy of Reports. All material reports required to be filed by the Company within the three years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by the Memorandum or any subsequently filed report, to the best of the Company's knowledge, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.


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

            2.8 Accuracy of Memorandum. No information set forth in the Memorandum contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            2.9 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

            2.10 Listing. The Company shall promptly file an Application for Listing of Additional Shares with the Nasdaq SmallCap Market (the "Nasdaq") and hereby represents and warrants to the Placement Agent and the Subscriber that it will take any other necessary action in accordance with the rules of the Nasdaq to enable the Common Stock (including the Common Stock issuable upon exercise of the Warrants) to trade on the Nasdaq.

III. TERMS OF SUBSCRIPTION

            3.1 The Offering is for a minimum of four Units and a maximum of 12 Units. The Placement Agent, at its option, may offer for sale by the Company up to an additional six Units to cover over-allotments.

            3.2 The Offering Period shall begin June 1, 1999. The Company expects to conduct a single closing of this Offering (the "Closing") at a time determined by the Company in collaboration with the Placement Agent. After the Minimum Offering amount has been subscribed for, the Company will have complete discretion as to the timing of the Closing and will not be obligated to conduct the Closing within any specific time following receipt of subscriptions for the Minimum Offering. The Closing is expected to occur no later than July 30, 1999, subject to an extension of this Offering for up to an additional 60 days at the option of the Placement Agent (such date, as the same may be extended, the "Closing Date"). The Units will be offered on a "best-efforts" basis. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "State Street Bank and Trust Co. N.A., Escrow Agent, F/B/O Discovery Laboratories, Inc." as provided in section 1.1.

            3.3 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the State Street Bank and Trust Co., N.A.. If the Company shall not have obtained subscriptions (including this subscription) for purchases of $2,000,000 of Units on or before August 1, 1999, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, without interest, in accordance with Section 3.5 hereof.

            3.4 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto.


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

            3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV. CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

            4.1 The Subscribers' obligation to purchase the Units at the Closing is subject to the fulfillment on or prior to the date of such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

            (a) Representations and Warranties. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the date of such Closing with the same force and effect as if they had been made on and as of said date.

            (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

            (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

            (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Units (except as may otherwise be provided in this Agreement).

            (e) Minimum Subscriptions. The Company shall have received binding subscriptions for at least the Minimum Offering.

            (f) Legal Opinion. Upon the Closing, counsel to the Company shall have delivered to the Placement Agent for the benefit of the Placement Agent a legal opinion with respect to such legal matters relating to this Agreement and the Memorandum as the Placement Agent may reasonably require.

V. REGISTRATION RIGHTS

            5.1 As used in this Agreement, the following terms shall have the following meanings:

                  (a) "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common


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control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York , New York.

                  (c) "Holders" shall mean the Subscriber and any person holding Registrable Securities (including the Registrable Securities underlying the Placement Options (the "Placement Options") to be granted to the Placement Agent and/or its designees pursuant to the Placement Agency Agreement between the Company and the Placement Agent dated May 24, 1999 (the "Placement Agency Agreement")), a holder of the Placement Options, or any person to whom the rights under Article V have been transferred in accordance with Section 5.9 hereof.

                  (d) "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                  (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (f) "Registrable Securities" shall mean (i) the Common Stock (including the Common Stock underlying the Placement Options) and (ii) the shares of Common Stock issuable upon the exercise of the Warrants (including the shares of Common Stock issuable upon exercise of the Warrants underlying the Placement Options); provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC,
(B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and (C) are held by a Holder or a permitted transferee pursuant to
Section 5.9.

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the aggregate fees of legal counsel for all Holders).

                  (h) "Registration Statement" shall have the meaning ascribed to such term in Section 5.2.


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

                  (i) "Registration Period" shall have the meaning ascribed to such term in Section 5.4.

                  (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the aggregate fees and expenses of legal counsel for all Holders.

            5.2 (a) No later than 30 days after the Closing Date (the "Filing Date"), the Company shall file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the SEC and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Registrable Securities prior to the date which is 90 days after the Final Closing Date. Notwithstanding the foregoing, the Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

                  (b) For each 30 day period (or fraction thereof) beyond the 30 and 90 day periods referred to in Section 5.2(a) above that the Registration Statement (i) has not been filed or (ii) has not been declared effective by the SEC, to the extent attributable to the Company or its counsel, the Company shall pay to the Subscriber an amount equal to 1% of the (x) purchase price of the shares of Common Stock purchased by the Subscriber in the Offering plus (y) the exercise price for the number of shares of Common Stock issuable upon exercise of the Warrants.

            5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

            5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                  (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Holders reasonably request the Company to obtain, continuously effective until the earlier of (i) the Holders have completed the distribution described in the registration statement relating thereto and (ii) the second anniversary of the Closing. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with


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

respect to any Registrable Securities, and the registration rights of a Holder with respect to such Registrable Securities shall expire, at such time as the Holder may sell all Registrable Securities then held by such Holder under Rule 144 under the Act in a three-month period, but this sentence shall not relieve the Company of any obligation to comply with this Article V as to any shares of Common Stock issuable upon exercise of the Placement Options;

                  (b) advise the Holders:

                        (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                        (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                        (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                        (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                        (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

                  (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

                  (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the

Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder or its agentsconducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

                  (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, if any, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D);

                  (g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                  (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                  (i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (j) use its best efforts to comply with all applicable rules and regulations of the SEC, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

            5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

            5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act, or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the Act or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                  (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy of the prospectus or offering circular would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                  (c) Each party entitled to indemnification under this Section
5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            5.7 (a) Upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (b) Any Holder of 5% or more of the Company's outstanding Common Stock shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed one 120-day period within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 90-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                  (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder, the securities of the Company owned beneficially or of record by such holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

                  (d) With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Article V, Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable

Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, or as otherwise described in the prospectus contemplated by Section 5.2, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                  (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                  (f) Each Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                  (g) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement an the shares underlying the Warrants shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

                  (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

                  (b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

            5.9 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

VI. MISCELLANEOUS

            6.1 Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Discovery Laboratories, Inc., 350 South Main Street, Suite 307, Doylestown, PA 18901, Facsimile: (215) 340-3940, Attn: Robert Capetola, with a copy to Paramount Capital, Inc., 787 Seventh Avenue, New York, NY 10019, Facsimile (212) 554-4355, Attn: David M. Tanen. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

            6.2 Except as set forth in Section 5.9, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

            6.3 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein, subject to acceptance by the Company and the Placement Agent and subject to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

            6.4 (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law. In the event that a judicial proceeding is necessary, the sole forum for resolving disputes arising out of or relating to this Agreement is the Supreme Court of the State of New York in and for the County of New York or the Federal Courts for such state and county, and all related appellate courts (collectively, the "New York Courts"). The parties hereby irrevocably and unconditionally consent to the jurisdiction of such courts.

                  (b) Each of the parties hereby irrevocably and unconditionally consents to venue in the New York Courts, and hereby irrevocably and unconditionally waives any objection to the laying of venue of any judicial proceeding in the New York Courts, and agrees not to plead or claim in any such New York Court that any such judicial proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) Each of the parties waives the right to a trial by jury in any action under this Agreement or any judicial proceeding arising out of the transactions contemplated hereby, regardless of which party initiates such judicial proceeding.

            6.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

            6.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

            6.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

            6.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

            6.9 The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

            6.10 (a) Each Subscriber severally represents and warrants that it has not "engaged," "consented to" or "authorized" any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless each of the Company and the Placement Agent from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

                  (b) The Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement. The Company hereby agrees to pay the Placement Agent a commission and other compensation and to reimburse expenses in accordance with the Placement Agency Agreement dated May 24, 1999, and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to any other person or firm acting on behalf of the Company hereunder.

            6.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the holders of Registrable Securities.

            6.12 In the event of any inconsistency between this Agreement and the Placement Agency Agreement, the Placement Agency Agreement shall be the final Authority.

            6.13 Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

            7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS
ARTICLE VII WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___    The undersigned is an individual (not a partnership,
                  corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                        Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___    The undersigned is an individual (not a partnership,
                  corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___    The undersigned is a director or executive officer of the
                  Company .

Category D ___    The undersigned is a bank; a savings and loan association;
                  insurance company; registered investment company; registered business development company; licensed small business investment company "SBIC"; or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                     ________________________________________________
                     ________________________________________________
                                     (describe entity)

Category E ___    The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

                     ________________________________________________
                     ________________________________________________
                                     (describe entity)

Category F ___    The undersigned is either a corporation, partnership,
                  Massachusetts business trust, or nonprofit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                     ________________________________________________
                     ________________________________________________
                                     (describe entity)

Category G ___    The undersigned is a trust with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___    The undersigned hereby certifies that it is an accredited
                  investor because all of its equity owners are accredited investors. The Company, in its sole discretion, may request information regarding the basis on which such equity owners are accredited.

Category I ___    The undersigned hereby certifies that it is an accredited
                  investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Units.

Category J ___    The undersigned is not within any of the categories above and is therefore not an accredited investor.

The Company will notify a prospective Subscriber whether such Subscriber is eligible to purchase shares pursuant to the Agreement (and the Company, in its sole discretion, retains the right to accept or reject all such purchases). The undersigned agrees that it will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

            7.2 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(d) For all Subscribers, please state whether you have you participated in other private placements before:

                         YES_______            NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of: Biotechnology

                              Public            Private           Biotechnology
                              Companies         Companies         Companies

      Frequently              _________         _________         _________
      Occasionally            _________         _________         _________
      Never                   _________         _________         _________

(f) For an individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future?

                         YES_______            NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

                         YES_______            NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

                         YES_______            NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                         YES_______            NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                         YES_______            NO_______

            7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                  (a) Individual Ownership
                  (b) Community Property
                  (c) Joint Tenant with Right of
                      Survivorship (both parties
                      must sign)
                  (d) Partnership*
                  (e) Tenants in Common
                  (f) Company*
                  (g) Trust*
                  (h) Other

            *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

            7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one)?

Yes _________           No __________

If Yes, please describe:**

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

**If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

________________________________________________________________________________
Name of NASD Member Firm

By: ______________________________
      Authorized Officer

Date: ____________________________

            7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Article VII and such answers have been provided under the assumption that the Company and its counsel will rely on them.

[Signature Page]

NUMBER OF UNITS _____ X $500,000 = _____ (the "Purchase Price")

_____________________________       _________________________________
Signature                           Signature (if purchasing jointly)

_____________________________       _________________________________
Name Typed or Printed               Name Typed or Printed

_____________________________       _________________________________
Entity Name                         Entity Name

_____________________________       _________________________________
Address                             Address

_____________________________       _________________________________
City, State and Zip Code            City, State and Zip Code

_____________________________       _________________________________
Telephone-Business                  Telephone--Business

_____________________________       _________________________________
Facsimile-Business                  Facsimile--Business

_____________________________       _________________________________
Tax ID # or Social Security #       Tax ID # or Social Security #

Name in which securities should be issued:

Check the box marked YES if you would like the securities
to be delivered to your account with Paramount Capital, Inc.      Yes___   No___

Dated: ____________, 1999

This Subscription Agreement is agreed to and accepted as of ________, 1999.

                                    DISCOVERY LABORATORIES, INC.

                                    By:

                                    ____________________________________________
                                    Name:  Robert Capetola
                                    Title: President and Chief Executive Officer


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

                            CERTIFICATE OF SIGNATORY

(To be completed if shares are being subscribed for by an entity)

            I,______________________________, am the____________________________
of _____________________________________________ (the "Entity").

      I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

      IN WITNESS WHEREOF, I have set my hand this___th day of ________ ___, 1999.

                                                _______________________________
                                                          (Signature)


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